[Logo]                                                           Annual Report
INVESTMENT MANAGEMENT                                           for Year Ended
                                                                 July 31, 1997

MFS(R) GOVERNMENT MORTGAGE FUND





                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 2
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Tax Form Summary ........................................................... 7
Portfolio of Investments ................................................... 8
Financial Statements .......................................................10
Notes to Financial Statements ..............................................17
Independent Auditors' Report ...............................................23
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25

------------------------------------------------------------------------------
HIGHLIGHTS

o FOR THE 12 MONTHS ENDED JULY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 9.90%, CLASS B SHARES 9.09%, AND CLASS I SHARES 10.13%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE PAST YEAR HAS BEEN FAVORABLE FOR THE MORTGAGE MARKET, AS CONTINUED DEMAND FROM GOVERNMENT-SPONSORED MORTGAGE CORPORATIONS AND FROM OVERSEAS HELPED MORTGAGES OUTPERFORM U.S. TREASURIES.

o THE FUND'S CURRENT DURATION IS A RELATIVELY NEUTRAL 3.6 YEARS, REFLECTING BOTH OUR CONCERN THAT INTEREST RATES COULD GO UP DUE TO STRONG GROWTH AND LOW UNEMPLOYMENT AND AN ACKNOWLEDGMENT THAT RATES COULD FALL IN RESPONSE TO LOWER INFLATION AND FALLING BUDGET DEFICITS.

o THE FUND SLIGHTLY UNDERPERFORMED THE LEHMAN BROTHERS GOVERNMENT NATIONAL MORTGAGE ASSOCIATION INDEX DURING THE PERIOD, PRIMARILY BECAUSE IT WAS NOT AS SENSITIVE AS THE INDEX TO CHANGES IN INTEREST RATES DURING THE BOND MARKET RALLY LATE IN 1996.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus changes in other indicators, such as a slight decline in average hourly wages and only small gains in consumer spending on some big-ticket items, the rapid pace of growth seen in the first quarter of 1997 slowed to an annual rate of approximately 2.2% in the second quarter, which we consider a more-sustainable, less-inflationary pace. While growth in the second quarter slowed dramatically, we expect it to pick up once again in the second half of the year, with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    August 12, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of James J. Calmas]
     JAMES J. CALMAS

For the 12 months ended July 31, 1997, Class A shares of the Fund provided a total return of 9.90%, Class B shares 9.09%, and Class I shares 10.13%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 10.93% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index (the Lehman Index), an unmanaged index of GNMA issues with more than $50 million outstanding.

Q. COULD YOU TALK ABOUT SOME OF THE REASONS FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK INDEX?

A. Although the Fund's performance was very similar to that of the Lehman Index during much of the past year, it did slightly underperform the index for the entire period. One reason for this was that from September 1996 to the beginning of December 1996 the bond market rallied and the Fund was not as sensitive to changes in interest rates as was the Lehman Index.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?

A. The bond market could best be described as skittish. Although the 30-year U.S. Treasury bond ended the year yielding 67 basis points (0.67%) less than it did at the beginning of the year, the downward move in yields was not smooth. The bond market went through three phases: a drop in yields between July 1996 and December 1996; a retracing of yields from December 1996 to April 1997, to over 7.15% on the 30-year Treasury; then another decline, this time to a new low, with the 30-year Treasury yielding 6.30% by the end of July. Although inflation was low and steady during this time, the market vacillated over concerns about higher inflation due to steady growth and low unemployment.

Q. MORE SPECIFICALLY, WHAT ABOUT THE MORTGAGE MARKET? HOW WOULD YOU DESCRIBE THAT ENVIRONMENT?

A. The past year has been great for the mortgage market. Continued demand from both the Federal National Mortgage Corporation and the Federal Home Loan Mortgage Corporation to add mortgages to their own portfolios, as well as overseas buying, has caused mortgages to outperform Treasuries -- even during a period of falling interest rates. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The yield differential between current-coupon GNMA securities and the 10-year Treasury started the year at approximately 110 basis points (1.10%) and ended the year at about 95 basis points (0.95%).

Q. WHAT ABOUT THE MORTGAGE PREPAYMENT PICTURE? IS THERE STILL SOME RISK THERE, AND HOW IS THE FUND DEALING WITH IT?

A. There haven't been any surprises in mortgage prepayments. That's because the 30-year Treasury bond has traded within a range of 87 basis points (0.87%). This is not enough of a change in rates to spark any major refinancing wave, particularly since almost 70% of mortgage securities outstanding have a coupon of 7.5% or below. The only area of the market that has experienced extremely fast prepayment has been adjustable-rate mortgages, which the Fund does not own.

Q. WHAT IMPACT HAVE THE FEDERAL RESERVE BOARD'S (THE FED'S) ACTIONS HAD ON THE MORTGAGE MARKET AND THE FUND THIS YEAR?

A. The Fed made one change in short-term interest rates during the past 12 months, on March 25, 1997, when it raised the targeted federal funds rate from 5.25% to 5.50%. While many economists predicted the Fed would need to be more aggressive, in hindsight the Fed appears to have walked a fine line between a desire to contain inflation and a desire not to stall economic growth. As a result, the Fed helped create a relatively stable economic environment that has helped fuel interest in fixed-income products, such as mortgages, which can provide additional yield over U.S. Treasuries.

Q. LOOKING AHEAD, HOW IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKETS REFLECTED IN THE FUND'S CURRENT DURATION, OR INTEREST-RATE SENSITIVITY?

A. Currently, the Fund's duration is 3.6 years, which is similar to that of the Lehman Index. This neutral positioning reflects our concern that interest rates could go up due to strong growth, low unemployment, and a Fed policy that still appears somewhat biased toward raising rates, as well as an acknowledgment that rates could fall in response to lower inflation and falling budget deficits.

Q. HAVE YOU CHANGED THE FUND'S DURATION SIGNIFICANTLY THIS YEAR?

A. We have not moved the duration very much, since we felt that the countervailing forces discussed above would prevent any long-term trends in rates from developing, thus making any major duration moves not worth the risk.

Q. WE'VE TALKED ABOUT SOME THINGS THAT CONTRIBUTED TO PERFORMANCE; NOW, ARE THERE ANY PARTS OF THE MORTGAGE MARKET, AND PERHAPS POSITIONS FOR THE FUND, THAT DID NOT PERFORM AS WELL AS YOU HOPED?

A. In general, our holdings have performed as expected. However, the Fund does have significant holdings in mortgages issued in 1993 or before that trade at prices above those for newer securities, and we believe these older mortgages should command higher premiums than the market is currently paying.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

JAMES J. CALMAS JOINED THE MFS FIXED INCOME DEPARTMENT IN 1988. A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991. IN 1993, HE WAS NAMED VICE PRESIDENT - INVESTMENTS AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND.
------------------------------------------------------------------------------

FUND FACTS

OBJECTIVE:             THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE
                       A HIGH LEVEL OF CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS: CLASS A:  JANUARY 9, 1986
                       CLASS B:  SEPTEMBER 7, 1993
                       CLASS I:  JANUARY 2, 1997

SIZE:                  $939.7 MILLION NET ASSETS AS OF JULY 31, 1997
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Government Mortgage Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in loads and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended July 31, 1997)

          CONSUMER PRICE      MFS GOVERNMENT
              INDEX           MORTGAGE FUND       LEHMAN BROTHERS
             -- U.S.           (CLASS A)             GNMA INDEX
         ---------------      --------------      ---------------
7/92        10,000.00            9,521.00            10,000.00
7/93        10,278.00           10,359.00            10,861.00
7/94        10,562.00           10,290.00            10,885.00
7/95        10,854.00           11,278.00            12,037.00
7/96        11,171.00           11,816.00            12,782.00
7/97        11,423.00           12,986.00            14,179.00


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended July 31, 1997)

          CONSUMER PRICE      MFS GOVERNMENT
              INDEX           MORTGAGE FUND       LEHMAN BROTHERS
             -- U.S.           (CLASS A)             GNMA INDEX
         ---------------      --------------      ---------------
7/87        10,000.00            9,522.00            10,000.00
7/89        10,932.00           11,304.00            12,529.00
7/91        11,969.00           12,596.00            15,332.00
7/93        12,689.00           15,442.00            18,812.00
7/95        13,401.00           16,812.00            20,848.00
7/97        14,104.00           19,358.00            24,559.00




AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class A)
  including 4.75% sales charge (SEC results)                        + 4.62%           +6.35%           +5.37%           +6.83%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class A)
  at net asset value                                                + 9.90%           +8.06%           +6.40%           +7.35%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class B)
  with CDSC (SEC results)                                           + 5.09%           +6.39%           +5.50%           +7.05%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class B)
  at net asset value                                                + 9.09%           +7.27%           +5.81%           +7.05%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class I)
  at net asset value                                                +10.13%           +8.14%           +6.45%           +7.37%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index+                                         +10.93%           +9.21%           +7.23%           +9.40%
------------------------------------------------------------------------------------------------------------------------------
Average GNMA fund+                                                  +10.15%           +8.14%           +6.36%           +8.31%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                             + 2.26%           +2.65%           +2.70%           +3.50%
------------------------------------------------------------------------------------------------------------------------------
  +  Source: Lipper Analytical Services.
 ++  Source: CDA/Wiesenberger.
  *  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

-------------------------------------------------------------------------------
TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE
CALENDAR YEAR 1997.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - July 31, 1997

Bonds - 99.8%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)        Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 4.7%
  FHLMC, 8.5s, 2009 - 2017                           $         46  $     48,631
  FHLMC, 9s, 2001 - 2025                                   41,394    43,879,833
  FHLMC, 9.5s, 2013 - 2021                                    278       299,312
                                                                   ------------
                                                                   $ 44,227,776
-------------------------------------------------------------------------------
Federal Housing Authority - 2.8%
  FHA, Centennial, "A", 8.25s, 2028+                 $     23,602  $ 26,404,099
-------------------------------------------------------------------------------
Federal National Mortgage Association - 3.6%
  FNMA, 6.695s, 2005                                 $     10,000  $ 10,490,625
  FNMA, 7.95s, 2005                                         6,290     6,643,812
  FNMA, 8s, 2017 - 2023                                     1,242     1,280,324
  FNMA, 8.5s, 2004 - 2008                                     299       311,087
  FNMA, 9s, 2002 - 2008                                    14,866    15,599,494
                                                                   ------------
                                                                   $ 34,325,342
-------------------------------------------------------------------------------
Financing Corporation - 3.6%
  FICO, 10.35s, 2018                                 $     23,965  $ 34,022,871
-------------------------------------------------------------------------------
U.S. Federal Agencies - 0.4%
  Federal Agricultural Mortgage Corp., 8.07s, 2006   $      3,000  $  3,353,910
-------------------------------------------------------------------------------
U.S. Government Guaranteed - 84.7%
  Government National Mortgage Association - 75.7%
    GNMA, 6.5s, 2023 - 2025                          $     33,062  $ 32,538,065
    GNMA, 7s, 2022 - 2025                                 189,477   190,299,801
    GNMA, 7.5s, 2008 - 2026                               168,852   172,416,634
    GNMA, 8s, 2002 - 2026                                 171,514   177,284,792
    GNMA, 8.5s, 2022 - 2023                                 9,991    10,434,076
    GNMA, 9s, 2008 - 2022                                  70,054    75,716,314
    GNMA, 9.5s, 2009 - 2019                                11,608    12,466,271
    GNMA, 10s, 2009 - 2019                                 18,681    20,701,102
    GNMA, 11s, 2021                                        16,645    18,960,220
    GNMA, 12.5s, 2011                                         409       480,887
                                                                   ------------
                                                                   $711,298,162
-------------------------------------------------------------------------------
  Small Business Administration - 4.4%
    SBA, 8.75s, 2006                                 $        102  $    108,540
    SBA, 10s, 2009                                          3,034     3,391,661
    SBA, 10.1s, 2009                                        3,600     4,028,714
    SBA, 9.3s, 2010                                         3,292     3,637,739
    SBA, 9.45s, 2010                                        8,000     8,855,366
    SBA, 9.7s, 2010                                         2,629     2,924,477
    SBA, 8.8s, 2011                                         2,886     3,153,214
    SBA, 8.85s, 2011                                       11,172    12,227,030
    SBA, 8.05s, 2012                                        2,451     2,620,863
                                                                   ------------
                                                                   $ 40,947,604
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.6%
    U.S. Treasury Bonds, 13.125s, 2001               $     22,550  $ 28,057,161
    U.S. Treasury Bonds, 10.375s, 2012                     11,800    15,504,138
                                                                   ------------
                                                                   $ 43,561,299
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $795,807,065
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $923,500,554)                        $938,141,063
-------------------------------------------------------------------------------


Repurchase Agreement - 2.6%
-------------------------------------------------------------------------------
  Investments in repurchase agreements with Goldman
    Sachs, in a joint trading account ($134,589,000),
    dated 7/31/97, due 8/01/97, total to be
    received $134,610,459 collateralized by
    various U.S. Treasury and Federal Agency
    Obligations (with $120,767,000 par and valued
    at $134,589,595), at cost                        $     24,268  $ 24,268,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $947,768,554)                  $962,409,063
Other Assets, Less Liabilities - (2.4)%                             (22,717,003)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $939,692,060
-------------------------------------------------------------------------------
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
July 31, 1997
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $947,768,554)     $  962,409,063
  Cash                                                             176,253
  Receivable for Fund shares sold                                   27,184
  Interest receivable                                            8,524,361
  Other assets                                                       9,102
                                                            --------------
      Total assets                                          $  971,145,963
                                                            --------------
Liabilities:
  Payable for investments purchased                         $   29,756,250
  Payable for Fund shares reacquired                               966,251
  Payable for daily variation margin on open and closed
    futures contracts                                               69,407
  Payable to affiliates -
    Management fee                                                  11,590
    Shareholder servicing agent fee                                  3,350
    Distribution and service fee                                   225,057
    Administrative fee                                                 386
  Distribution payable                                                 455
  Accrued expenses and other liabilities                           421,157
                                                            --------------
      Total liabilities                                     $   31,453,903
                                                            --------------
Net assets                                                  $  939,692,060
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,050,772,395
  Unrealized appreciation on investments                        14,021,564
  Accumulated net realized loss on investments                (124,937,835)
  Distributions in excess of net investment income                (164,064)
                                                            --------------
      Total                                                 $  939,692,060
                                                            ==============
Shares of beneficial interest outstanding                    139,917,960
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $653,144,250 / 97,254,938 shares of
    beneficial interest outstanding)                            $6.72
                                                                =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                            $7.06
                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $286,434,350 / 42,646,140 shares of
    beneficial interest outstanding)                            $6.72
                                                                =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $113,460 / 16,882 shares of beneficial
    interest outstanding)                                       $6.72
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------
Year Ended July 31, 1997
-----------------------------------------------------------------------

Net investment income:
  Interest income                                           $78,784,471
                                                            -----------
  Expenses -
    Management fee                                          $ 4,551,885
    Trustees' compensation                                       78,137
    Shareholder servicing agent fee (Class A)                   331,398
    Shareholder servicing agent fee (Class B)                   486,155
    Shareholder servicing agent fee                             733,527
    Distribution and service fee (Class A)                    2,039,924
    Distribution and service fee (Class B)                    4,111,938
    Administrative fee                                           60,480
    Custodian fee                                               398,208
    Postage                                                     204,908
    Printing                                                    102,086
    Auditing fee                                                 43,154
    Legal fee                                                     8,879
    Miscellaneous                                               682,359
                                                            -----------
      Total expenses                                        $13,833,038
    Fees paid indirectly                                       (357,961)
                                                            -----------
      Net expenses                                          $13,475,077
                                                            -----------
        Net investment income                               $65,309,394
                                                            -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                 $(1,578,852)
    Futures contracts                                        (5,183,443)
                                                            -----------
      Net realized loss on investments                      $(6,762,295)
                                                            -----------
  Change in unrealized appreciation -
    Investments                                             $32,107,282
    Futures contracts                                           689,688
                                                            -----------
      Net unrealized gain on investments                    $32,796,970
                                                            -----------
        Net realized and unrealized gain on investments     $26,034,675
                                                            -----------
          Increase in net assets from operations            $91,344,069
                                                            ===========

See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------
Year Ended July 31,                                                    1997                      1996
------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   65,309,394            $   78,380,863
  Net realized loss on investments                               (6,762,295)               (2,426,844)
  Net unrealized gain (loss) on investments                      32,796,970               (20,890,441)
                                                             --------------            --------------
    Increase in net assets from operations                   $   91,344,069            $   55,063,578
                                                             --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (38,530,720)           $  (35,352,327)
  From net investment income (Class B)                          (23,909,098)              (37,804,675)
  From net investment income (Class I)                               (5,224)               --
  Tax return of capital                                          (1,201,681)               (2,132,709)
                                                             --------------            --------------
    Total distributions declared to shareholders             $  (63,646,723)           $  (75,289,711)
                                                             --------------            --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                           $  335,526,636            $  225,940,176
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                30,190,696                34,824,383
  Cost of shares reacquired                                    (547,691,540)             (492,622,301)
                                                             --------------            --------------
    Decrease in net assets from Fund share transactions      $ (181,974,208)           $ (231,857,742)
                                                             --------------            --------------
      Total decrease in net assets                           $ (154,276,862)           $ (252,083,875)
Net assets:
  At beginning of period                                      1,093,968,922             1,346,052,797
                                                             --------------            --------------
  At end of period (including distributions in excess of
  net investment income of $164,064 and $142,549,
  respectively)                                              $  939,692,060            $1,093,968,922
                                                             ==============            ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Eight Months
                                                                                            Ended            Year Ended
                                                   Year Ended July 31,                   July 31,           November 30,
                                         ---------------------------------------     ------------      -----------------------
                                              1997           1996           1995             1994           1993          1992
------------------------------------------------------------------------------------------------------------------------------
                                         Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $ 6.53         $ 6.65         $ 6.49           $ 6.85         $ 6.82        $ 6.95
                                            ------         ------         ------           ------         ------        ------

Income from investment operations# -
  Net investment income(S)                  $ 0.44         $ 0.45         $ 0.45           $ 0.29         $ 0.34        $ 0.46
  Net realized and unrealized gain
   (loss) on investments                      0.18          (0.14)          0.14            (0.36)          0.20          0.09
                                            ------         ------         ------           ------         ------        ------
      Total from investment operations      $ 0.62         $ 0.31         $ 0.59           $(0.07)        $ 0.54        $ 0.55
                                            ------         ------         ------           ------         ------        ------

Less distributions declared to shareholders -
  From net investment income                $(0.42)        $(0.42)        $(0.42)          $(0.20)        $(0.47)       $(0.42)
  In excess of net realized gain on
   investments                                --             --             --               --            (0.04)          --
  From paid-in capital                        --             --             --              (0.09)          --           (0.26)
  Tax return of capital                      (0.01)         (0.01)         (0.01)            --             --             --
                                            ------         ------         ------           ------         ------        ------

      Total distributions declared to
       shareholders                         $(0.43)        $(0.43)        $(0.43)          $(0.29)        $(0.51)       $(0.68)
                                            ------         ------         ------           ------         ------        ------
Net asset value - end of period             $ 6.72         $ 6.53         $ 6.65           $ 6.49         $ 6.85        $ 6.82
                                            ======         ======         ======           ======         ======        ======
Total return(+)                              9.90%          4.76%          9.60%          (1.51)%++        8.11%         8.25%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                 1.09%          1.16%          1.25%            1.27%+         1.38%         1.42%
  Net investment income                      6.75%          6.75%          6.99%            6.46%+         6.30%         6.57%
Portfolio turnover                             33%            25%            87%              37%           167%          484%
Net assets at end of period (000,000
 omitted)                                     $653           $541           $534             $424           $522          $715

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                     --             --             --             $ 0.29         $ 0.34           --
    Ratios (to average net assets):
      Expenses                                --             --             --              1.28%+         1.46%           --
     Net investment income                    --             --             --              6.45%+         6.22%           --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                   1991             1990            1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------
                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 7.01           $ 7.86          $ 7.82         $ 8.34         $ 9.82
                                                        ------           ------          ------         ------         ------

Income from investment operations -
  Net investment income                                 $ 0.48           $ 0.53          $ 0.59         $ 0.64         $ 0.75
  Net realized and unrealized gain (loss) on
   investments                                            0.25            (0.40)           0.48          (0.06)         (1.08)
                                                        ------           ------          ------         ------         ------
      Total from investment operations                  $ 0.73           $ 0.13          $ 1.07         $ 0.58         $(0.33)
                                                        ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.44)          $(0.49)         $(0.58)        $(0.64)        $(0.82)
  In excess of net realized gain on investments           --               --              --             --            (0.01)
  From paid in capital                                   (0.35)           (0.49)          (0.45)         (0.46)         (0.32)
                                                        ------           ------          ------         ------         ------
      Total distributions declared to
       shareholders                                     $(0.79)          $(0.98)         $(1.03)        $(1.10)        $(1.15)
                                                        ------           ------          ------         ------         ------
Net asset value - end of period                         $ 6.95           $ 7.01          $ 7.86         $ 7.82         $ 8.34
                                                        ======           ======          ======         ======         ======
Total return(+)                                         11.00%            2.05%          14.72%          7.39%        (3.37)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                               1.44%            1.40%           1.37%          1.38%          1.34%
  Net investment income                                  6.91%            7.29%           7.57%          7.88%          8.34%
Portfolio turnover                                        731%             507%            489%           285%           212%
Net assets at end of period (000,000 omitted)             $886           $1,068          $1,380         $1,295         $1,129

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Eight Months
                                                                                                      Ended      Period Ended
                                                            Year Ended July 31,                    July 31,      November 30,
                                                  --------------------------------------- ----------------- -----------------
                                                       1997           1996           1995              1994            1993**
-----------------------------------------------------------------------------------------------------------------------------
                                                  Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 6.53         $ 6.65         $ 6.49            $ 6.84            $ 6.97
                                                     ------         ------         ------            ------            ------

Income from investment operations# -
  Net investment income(S)                           $ 0.40         $ 0.40         $ 0.41            $ 0.26            $ 0.38
  Net realized and unrealized gain (loss) on
   investments                                         0.17          (0.13)          0.14             (0.35)            (0.44)
                                                     ------         ------         ------            ------            ------
      Total from investment operations               $ 0.57         $ 0.27         $ 0.55            $(0.09)           $(0.06)
                                                     ------         ------         ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                         $(0.37)        $(0.38)        $(0.38)           $(0.18)           $(0.07)
  From paid-in capital                                 --             --             --               (0.08)             --
  Tax return of capital                               (0.01)         (0.01)         (0.01)             --                --
                                                     ------         ------         ------            ------            ------

      Total distributions declared to
       shareholders                                  $(0.38)        $(0.39)        $(0.39)           $(0.26)           $(0.07)
                                                     ------         ------         ------            ------            ------
Net asset value - end of period                      $ 6.72         $ 6.53         $ 6.65            $ 6.49            $ 6.84
                                                     ======         ======         ======            ======            ======
Total return                                          9.09%          3.98%          8.81%           (1.97)%++         (3.91)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.78%          1.87%          1.96%             1.94%+            1.87%+
  Net investment income                               6.02%          6.01%          6.28%             5.80%+            5.92%+
Portfolio turnover                                      33%            25%            87%               37%              167%
Net assets at end of period (000,000 omitted)          $286           $553           $812            $1,229            $1,628

 ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                              --             --             --              $ 0.26            $ 0.38
    Ratios (to average net assets):
      Expenses                                         --             --             --               1.94%+            1.94%+
      Net investment income                            --             --             --               5.80%+            5.85%+


See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                       Year Ended
                                                                       July 31, 1997***
-------------------------------------------------------------------------------------------
                                                                       Class I
-------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 6.59
                                                                                    ------

Income from investment operations# -
  Net investment income                                                             $ 0.31
  Net realized and unrealized gain on investments                                     0.09
                                                                                    ------
      Total from investment operations                                              $ 0.40
                                                                                    ------
Less distributions paid to shareholders -
  From net investment income                                                        $(0.26)
  From tax return of capital                                                          (.01)
                                                                                    ------
      Total distributions paid to shareholders                                       (0.27)
                                                                                    ------
Net asset value - end of period                                                     $ 6.72
                                                                                    ======
Total return                                                                         6.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         0.73%+
  Net investment income                                                              7.06%+
Portfolio turnover                                                                     33%
Net assets at end of period (000 omitted)                                             $113

*** For the period from the commencement of the Fund's offering of Class I shares, January 2,
    1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percent of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended July 31, 1997, $1,684,186 and $1,201,681 were reclassified from distributions in excess of net investment income and paid in capital, respectively, and $2,885,867 was reclassified from accumulated net realized loss on investments, due to differences between book and tax accounting for mortgage-backed securities.

At July 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of ($124,022,705) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 1998, ($81,836,532), July 31, 2002, ($5,628,534), July
31, 2003, ($4,604,728), July 31, 2004, ($30,095,607), and July 31, 2005,
($1,857,304).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive renumeration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $30,627 for the year ended July 31, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,649 for the year ended July, 31 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $200,615 for the year ended July 31, 1997. Fees incurred under the distribution plan during the year ended July 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $267,073 for Class B shares, for the year ended July 31, 1997. Fees incurred under the distribution plan during the year ended July 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 1997, were $127 and $301,436 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases        Sales
---------------------------------------------------------------------------
U.S. government securities                        $327,226,917 $485,019,548
                                                  ============ ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $947,771,892
                                                               ============
Gross unrealized appreciation                                  $ 23,910,874
Gross unrealized depreciation                                    (9,273,703)
                                                               ------------
    Net unrealized appreciation                                $ 14,637,171
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           Year Ended July 31, 1997              Year Ended July 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
---------------------------------------------------------------------------------------------------------
Shares sold                          33,238,157       $ 218,654,931        17,258,809       $ 115,389,414
Shares issued to shareholders
  in reinvestment of distributions    2,705,877          17,720,451         2,410,533          16,042,351
Shares transferred to Class I           (24,043)           (157,482)
Shares reacquired                   (21,505,030)       (141,474,917)      (17,105,744)       (113,835,287)
                                     ----------       -------------         ---------       -------------
    Net increase                     14,414,961       $  94,742,983         2,563,598       $  17,596,478
                                     ==========       =============       ===========       =============

Class B Shares
                                           Year Ended July 31, 1997              Year Ended July 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
---------------------------------------------------------------------------------------------------------
Shares sold                          17,769,251       $ 116,849,711        16,626,636       $ 110,550,762
Shares issued to shareholders
 in reinvestment of distributions     1,901,265          12,464,920         2,820,005          18,782,032
Shares reacquired                   (61,776,157)       (406,143,501)      (56,843,019)       (378,787,014)
                                     ----------       -------------         ---------       -------------
    Net decrease                    (42,105,641)      $(276,828,870)      (37,396,378)      $(249,454,220)
                                     ==========       =============       ===========       =============

Class I Shares
                                          Year Ended July 31, 1997*
                                    -------------------------------
                                         Shares              Amount
-------------------------------------------------------------------
Shares sold                               3,187            $ 21,994
Shares issued to shareholders
 in reinvestment of distributions           812               5,325
Shares transferred from Class A          24,043             157,482
Shares reacquired                       (11,160)            (73,122)
                                         ------            --------
    Net increase                         16,882            $111,679
                                         ======            ========

* For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through July 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended July 31, 1997, was $10,667.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                               UNREALIZED
                                                EXPIRATION      CONTRACTS      POSITION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                         September 1997            100         Short          $618,945
                                                                                                 ========

At July 31, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1997, the Fund owned the following restricted securities (constituting 2.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                           Date of      Principal Amount
Description                            Acquisition         (000 Omitted)             Cost            Value
------------------------------------------------------------------------------------------------------------
FHA, Centennial, "A", 8.25s, 2028          3/23/93               $23,602      $24,309,690      $26,404,099
                                                                                               ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Series Trust X and Shareholders of MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series constituting MFS Series Trust X) as of July 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1997 and 1996 and the financial highlights for each of the years in the three-year period ended July 31, 1997, the eight months ended July 31, 1994, and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 5, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOVERNMENT MORTGAGE FUND

Trustees                                               Custodian
A. Keith Brodkin* - Chairman and President             State Street Bank and Trust Company

Richard B. Bailey* - Private Investor; Former          Auditors
Chairman and Director (until 1991),                    Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 Investor Information
Cambridge Trust Company                                For MFS stock and bond   market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Peter G. Harwood -Private Investor                     touch-tone telephone.

J. Atwood Ives - Chairman and Chief Executive          For information on MFS mutual funds, call your
Officer, Eastern Enterprises                           financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Lawrence T. Perera - Partner, Hemenway & Barnes        from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                 Investor Service
Administration                                         MFS Service Center, Inc.
                                                       P.O. Box 2281
Charles W. Schmidt - Private Investor                  Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice               For general information, call toll free:
President, Director and Secretary,                     1-800-225-2606 any business day from
Massachusetts Financial Services Company               8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,           For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Elaine R. Smith - Independent Consultant               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)                 For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                     (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company               telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Distributor
MFS Fund Distributors, Inc.
500 Boylston Street                                    -------------------------------------------------
Boston, MA 02116-3741                                  [DALBAR Logo] For the fourth year in a row, MFS
                                                                     earned a #1 ranking in the DALBAR,
Portfolio Manager                                                    Inc. Broker/Dealer Survey, Main
James J. Calmas*                                       Office Operations Service Quality Category. The
                                                       firm achieved a 3.42 overall score on a scale
Treasurer                                              of 1 to 4 in the 1997 survey. A total of 111
W. Thomas London*                                      firms responded, offering input on the quality
                                                       of service they received from 29 mutual fund
Assistant Treasurers                                   companies nationwide. The survey contained
Mark E. Bradley*                                       questions about service quality in 11
Ellen Moynihan*                                        categories, including "knowledge of operations
James O. Yost*                                         contact, " "keeping you informed," and "ease of
                                                       doing business" with the firm.
Secretary                                              -------------------------------------------------
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

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MFS(R) GOVERNMENT         [DALBAR Logo]                               BULK RATE
MORTGAGE FUND                                                       U.S. POSTAGE
                                                                      P A I D
500 Boylston Street                                                     MFS
Boston, MA 02116-3741                                               ------------



[MFS Logo]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                      MGM-2 9/97 88M 31/231/831